SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 3, 2004
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                Date of Report (Date of earliest event reported)




                               BUCS FINANCIAL CORP
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             (Exact name of Registrant as specified in its Charter)



        Maryland                      0-32437                   52-2269586
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(State or other jurisdiction        (File No.)               (IRS Employer
     of incorporation)                                    Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                     21117
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (410) 998-5304
                                                    --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                               BUCS FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit 99 -- Press Release dated March 3, 2004.
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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         On March 3, 2004,  BUCS Financial Corp issued a press release to report earnings for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                BUCS FINANCIAL CORP


Date: March 3, 2004             By: /s/ Matthew J. Ford
                                    -----------------------------------------
                                    Matthew J. Ford
                                    Chief Financial Officer